UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 2, 2022

TERRA PROPERTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-40496	81-0963486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Fifth Avenue, 6th Floor

New York, New York 10036

(Address of principal executive offices, including zip code)

(212)753-5100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
6.00% Notes due 2026	TPTA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01.	Regulation FD Disclosure.

On May 2, 2022, Terra Property Trust, Inc. (the “Company”), Terra Income Fund 6, Inc. (“Terra BDC”), Terra Merger Sub, LLC, a wholly owned subsidiary of the Company (“Merger Sub”), Terra Income Advisors, LLC and Terra REIT Advisors, LLC, entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Terra BDC will be merged with and into Merger Sub, with Merger Sub surviving as a wholly owned subsidiary of the Company, subject to the terms and conditions set forth in the Merger Agreement.

On May 2, 2022, the Company and Terra BDC issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

The information in Item 7.01 above is incorporated herein by reference in this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description
99.1	Joint Press Release, dated May 2, 2022
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

ADDITIONAL INFORMATION ABOUT THE MERGER

In connection with the proposed Merger, the Company will prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a proxy statement/prospectus jointly prepared by the Company and Terra BDC, and other related documents. The proxy statement/prospectus will contain important information about the proposed Merger and related matters. STOCKHOLDERS OF TERRA BDC ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY AND TERRA BDC WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, TERRA BDC AND THE PROPOSED MERGER.

Stockholders of Terra BDC may obtain free copies of the registration statement, the proxy statement/prospectus and other relevant documents filed by the Company and Terra BDC with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company and Terra BDC with the SEC are also available free of charge on the Company’s website at www.terrapropertytrust.com and Terra BDC’s website at www.terrafund6.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act, and such statements are intended to be covered by the safe harbor provided by the same. These forward-looking statements are based on current assumptions, expectations and beliefs of the Company and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The Company cannot give any assurance that these forward-looking statements will be accurate. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe certain plans, expectations, goals, projections and statements about the proposed Merger, including the Merger’s financial and operational impact, the benefits of the Merger, the expected timing of completion of the Merger, and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them does, what impact they will have on the results of operations and financial condition of the combined company. There are a number of risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from the forward-looking statements included herein, including, but not limited to, (i) the risk that the Merger will not be consummated within the expected time period or at all; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (iii) the inability of Terra BDC to obtain the requisite stockholder approvals or the failure to satisfy the other conditions to completion of the Merger; (iv) risks related to disruption of management attention from the ongoing business operations due to the proposed Merger; (v) the effect of the announcement of the proposed Merger on the operating results and businesses generally of the Company or Terra BDC; (vi) the outcome of any legal proceedings relating to the Merger; (vii) the Company’s expected financial performance, operating results and its ability to make distributions to its stockholders; (viii) the potential negative impacts of a novel coronavirus (“COVID-19”) on the global economy and the impacts of COVID-19 on the Company’s and Terra BDC’s financial condition, results of operations, liquidity and capital resources and business operations; (ix) the availability of attractive risk-adjusted investment opportunities in the Company’s targeted assets and other real estate-related investments that satisfy its objectives and strategies; (x) the origination or acquisition of the Company’s targeted assets, including the timing thereof; (xi) volatility in the Company’s industry, interest rates and spreads, the debt or equity markets, the general economy or the real estate market specifically, whether the results of market events or otherwise; (xii) changes in the Company’s investment objectives and business strategy; (xiii) the availability of financing on acceptable terms or at all; (xiv) the performance and financial condition of the Company’s borrowers; (xv) changes in interest rates and the market value of the Company’s assets; (xvi) borrower defaults or decreased recovery rates from the Company’s borrowers; (xvii) changes in prepayment rates on the Company’s loans; (xviii) the Company’s use of financial leverage; (xix) the ability to retain key personnel; (xx) legislative and regulatory changes that could adversely affect the businesses of the Company and the Terra BDC; (xxi) risks related to integrating Terra BDC’s assets and operation following the Merger; and (xxii) limitations imposed on the Company’s business and its ability to satisfy complex rules in order for the Company to maintain its qualification as a real estate investment trust for federal income tax purposes. All such factors are difficult to predict, including those risks set forth in the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on the Company’s website at www.terrapropertytrust.com and on the SEC’s website at http://www.sec.gov. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. The Company does not undertake any obligation to update these forward-looking statements to reflect subsequent events or circumstances, except as required by applicable law.

Signatures

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TERRA PROPERTY TRUST, INC.

Date: May 2, 2022	By:	/s/ Gregory M. Pinkus
	Name:	Gregory M. Pinkus
	Title:	Chief Financial Officer, Chief Operating Officer, Treasurer and Secretary